LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE PROSPECTUSES, EACH DATED SEPTEMBER 30, 2011, OF

WESTERN ASSET INSTITUTIONAL GOVERNMENT RESERVES

INSTITUTIONAL SHARES

ADMINISTRATIVE SHARES

PREMIUM SHARES

INVESTOR SHARES

Effective September 1, 2012, the following text replaces the first sentence in the section of the Prospectuses titled “More on the funds’ investment strategies, investments and risks—Credit quality”:

Each fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, for AMT Free Municipal Fund, with respect to not more than 3% of its total assets, in the second highest rating category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Effective September 1, 2012, the following text replaces the first sentence in the section of the Prospectuses titled “More on the funds’ investment strategies, investments and risks—Credit risk”:

Each fund invests exclusively in securities that are rated by one or more rating agencies, when the fund buys them, in the highest short-term rating category (or, for AMT Free Municipal Fund, with respect to not more than 3% of its total assets, in the second highest rating category) or, if not rated, are, in the subadviser’s opinion, of comparable quality.

WASX014927